UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13, 15(d), or 37 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2010

TENNESSEE VALLEY AUTHORITY
(Exact name of registrant as specified in its charter)

A corporate agency of the United States created by an act of Congress (State or other jurisdiction of incorporation or organization)	000-52313 (Commission file number)	62-0474417 (IRS Employer Identification No.)

400 W. Summit Hill Drive Knoxville, Tennessee (Address of principal executive offices)		37902 (Zip Code)

(865) 632-2101
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Tennessee Valley Authority (“TVA”) announced on June 1, 2010, that John M. Thomas, III, has been appointed as TVA’s new Chief Financial Officer, effective June 7, 2010.  Mr. Thomas, age 46, will be responsible for directing all of TVA’s financial functions, including treasury, accounting, risk management, financial shared services, compliance, business planning and budgeting, investor relations, and supply chain.

Mr. Thomas is currently TVA’s Executive Vice President, People and Performance, a position he has held since January 2010.  In this position, he is responsible for TVA’s organizational effectiveness initiative, human resources, compliance, performance analysis, diversity and labor relations, and TVA police.  Mr. Thomas previously held a variety of other positions at TVA, including Senior Vice President, Corporate Governance and Compliance from July 2009 to January 2010; Vice President, Controller, and Chief Accounting Officer from January 2008 to September 2009; General Manager, Operations Business Services from October 2006 to January 2008; and Senior Advisor, Bulk Power Trading from November 2005 to October 2006.  Before joining TVA, Mr. Thomas was Chief Financial Officer for Benson Security Systems from May 2005 to November 2005; Controller of Progress Fuels Corporation from October 2003 to May 2005; and Controller of Progress Ventures, Inc. from October 2001 to October 2003.

John M. Hoskins, who has been serving as Interim Chief Financial Officer, Senior Vice President and Treasurer since January 2010, will continue to serve as TVA’s Senior Vice President and Treasurer, a position he has held since 2000.

Mr. Thomas’s compensation package will consist of the following for fiscal year 2010:

◊   A base salary of $520,000

◊   Executive Annual Incentive Plan opportunity of 65% of salary

◊   Executive Long-Term Incentive Plan opportunity of 125% of salary

◊   Long-term deferred credit of $50,000 through September 30, 2010, with the credit increasing to $100,000 beginning October 1, 2010

◊   A biweekly vehicle allowance of $450

◊   Inclusion in the financial counseling program at no cost to Mr. Thomas

There are no family relationships between Mr. Thomas and any director, executive officer, or person nominated or chosen to become a director or executive officer of TVA.  Mr. Thomas does not have a direct or indirect material interest in any transaction or arrangement in which TVA is a participant other than in connection with his employment as described in this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2010	Tennessee Valley Authority
(Registrant)

/s/ John M. Hoskins
John M. Hoskins
Interim Chief Financial Officer, Senior Vice President and Treasurer